AB BOND FUNDS -AB Sustainable Thematic Credit Portfolio (the “Fund”)

Supplement dated March 30, 2022 to the Fund’s Prospectus and Summary Prospectus dated January 31, 2022.

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Effective June 30, 2022, the following chart replaces the chart under the heading “Portfolio Managers” in the Prospectus and Summary Prospectus for the Fund.

PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Gershon M. Distenfeld	Since May 2021	Senior Vice President of the Adviser
Tiffanie Wong	Since May 2021	Senior Vice President of the Adviser

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Effective June 30, 2022, the following replaces certain information under the heading “Management of the Funds—Portfolio Managers” in the Prospectus for the Fund.

Fund and Responsible Team	Employee; Year; Title	Principal Occupation(s) During the Past Five (5) Years
AB Sustainable Thematic Credit Portfolio Sustainable Thematic Credit Team	Gershon M. Distenfeld; since May 2021; Senior Vice President, Co-Head of Fixed Income, and Director of Credit of the Adviser	Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2017.

	Tiffanie Wong; since May 2021; Senior Vice President and Portfolio Manager of the Adviser	Senior Vice President and Portfolio Manager of the Adviser, with which she has been associated in a substantially similar capacity to her current position since prior to 2017

The Statement of Additional Information is revised, as applicable, to incorporate changes conforming to this Supplement.

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This Supplement should be read in conjunction with the Prospectuses for the Fund.

You should retain this Supplement with your Prospectus(es) for future reference.

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